UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 7, 2005
DIAMOND TRIUMPH AUTO GLASS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-33572 (Commission File Number)	23-2758853 (IRS Employer Identification No.)
220 Division Street
Kingston, Pennsylvania 18704
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: (570) 287-9915
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Second Supplemental Indenture
     On October 7, 2005, Diamond Triumph Auto Glass, Inc., a Delaware corporation (the “Company”) announced that it had received the requisite consents from holders of a majority aggregate principal amount of its outstanding 9 1/4% Senior Notes due 2008 (the “Notes”) to amend the Indenture (the “Indenture”), dated as of March 31, 1998, as supplemented by the First Supplemental Indenture, dated as of August 16, 2005 (the “First Supplemental Indenture”) between the Company and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”), governing the Notes. The press release of the Company dated October 7, 2005, is filed herewith as Exhibit 99.1.
     Upon receipt of the requisite consents, on October 7, 2005, the Company and the Trustee entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”), which amends Section 4.08 of the Indenture to eliminate the requirement that the Company file annual, quarterly and current reports with the Securities and Exchange and require the Company to make available to holders of the Notes quarterly and annual reports.
     The above description of the Second Supplemental Indenture is a summary only and is qualified in its entirety by reference to the Second Supplemental Indenture which is filed as Exhibit 4.1 to this Current Report on Form 8-K.
Stockholders Agreement
     On October 7, 2005, the Company, Kenneth Levine, our chairman (“Mr. Levine”), and Green Equity Investors II, L.P., a Delaware limited partnership and our majority stockholder (“GEI”), entered into an Amended and Restated Stockholders Agreement (the “Stockholders Agreement”) pursuant to which, subject to certain conditions, adjustments and limitations, (i) GEI has the right to put up to 238,571 shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), per year to Mr. Levine commencing in respect of the fiscal year ending December 31, 2006 at a purchase price of $21.50 per share until such time as GEI no longer owns shares of the Company’s Common Stock and (ii) Mr. Levine has the right to call up to 477,142 shares of the Company’s Common Stock per year from GEI commencing in respect of the fiscal year ending December 31, 2006 at a purchase price of $21.50 per share until such time as GEI no longer owns shares of the Company’s Common Stock.
     The Stockholders Agreement also governs such matters as (i) the size of the Board of Directors (the “Board”) of the Company and its subsidiaries and the number of directors Mr. Levine and GEI may nominate to the Board and (ii) the required approvals for certain Company actions. The Stockholders Agreement imposes restrictions and procedures on how Mr. Levine and GEI may transfer shares of the Company’s Common Stock, and includes customary provisions concerning (i) rights of first refusal on the transfer or sale of shares of Common Stock, (ii) tag-along rights, (iii) preemptive rights and (iv) registration rights with respect to the Company’s Common Stock, including, but not limited to, procedures concerning demand registration rights, piggyback registration rights, shelf registration rights, cutbacks in registration rights and the underwriting process.
     The above description of the Stockholders Agreement is a summary only and is qualified in its entirety by reference to the Stockholders Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 3.03. Material Modification to Rights of Security Holders.
     See the information set forth in Item 1.01 of this report under the heading “Second Supplemental Indenture,” which is incorporated by reference in this Item 3.03.

Item 7.01. Regulation FD Disclosure.
     On October 7, 2005, the Company, issued a press release announcing, among other things, the expiration and completion of its previously announced modified “Dutch Auction” cash tender offer (the “Offer”) to purchase up to $19,000,000 aggregate principal amount of the $72,058,000 aggregate principal amount of its outstanding 9 1/4% Senior Notes due 2008 (CUSIP No. 252768 AC 0) (the “Notes”) and a consent solicitation (the “Consent Solicitation”) to adopt an amendment (the “Amendment”) to the Indenture (the “Indenture”), dated as of March 31, 1998, as supplemented by the First Supplemental Indenture, dated as of August 16, 2005, between Diamond Triumph and U.S. Bank National Association, as trustee (the “Trustee”), relating to the Notes. The Offer and Consent Solicitation expired at 9:00 a.m., New York City time, on October 7, 2005.
     On October 7, 2005, the Company also announced that it consummated the recapitalization transactions contemplated by the previously announced Recapitalization Agreement, dated as of August 17, 2005 (the “Recapitalization Agreement”), among the Company, Mr. Levine, and GEI, pursuant to which (i) the Company exchanged an aggregate of 1,750,000 shares of its Common Stock, par value $0.01 per share (the “Common Stock”), for all of its outstanding 12% Senior Redeemable Cumulative Preferred Stock, par value $0.01 per share, held by each of GEI and Mr. Levine, (ii) the Company sold 833,333 shares of its Common Stock to Mr. Levine at a purchase price of $15.00 per share, and (iii) Mr. Levine purchased 500,000 shares of the Company’s Common Stock from GEI at a purchase price of $15.00 per share. After giving effect to these transactions, Mr. Levine now owns approximately 52% of the Company’s outstanding Common Stock and GEI owns approximately 46% of the Company’s outstanding Common Stock.
     A copy of the press release dated October 7, 2005 is filed herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated as of October 7, 2005, between Diamond Triumph Auto Glass, Inc. and U.S. Bank National Association.

10.1	Amended and Restated Stockholders Agreement, dated as of October 7, 2005, among Diamond Triumph Auto Glass, Inc., Kenneth Levine and Green Equity Investors II, L.P.

99.1	Press release, dated October 7, 2005, of Diamond Triumph Auto Glass, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND TRIUMPH AUTO GLASS, INC.

Date: October 10, 2005	By:	/s/ Douglas M. Boyle

Name: Douglas M. Boyle
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Document Description
4.1*	Second Supplemental Indenture, dated as of October 7, 2005, between Diamond Triumph Auto Glass, Inc. and U.S. Bank National Association.

10.1*	Amended and Restated Stockholders Agreement, dated as of October 7, 2005, among Diamond Triumph Auto Glass, Inc., Kenneth Levine and Green Equity Investors II, L.P.

99.1*	Press release, dated October 7, 2005, of Diamond Triumph Auto Glass, Inc.

*Filed herewith electronically.